                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 19, 2005

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                    HONDA AUTO RECEIVABLES 2002-3 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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          DELAWARE                     333-71022-04               04-7814898
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (I.R.S EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

    AMERICAN HONDA RECEIVABLES CORP.
          20800 MADRONA AVENUE
              TORRANCE, CA                                         90503
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On December 19, 2005, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of July 1, 2002 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, Honda Auto Receivables 2002-3 Owner Trust, a Delaware business trust, as Issuer, Chase Manhattan Bank USA, National Association, as Owner
Trustee (the "Owner Trustee"), U.S. Bank National Association, as Indenture
Trustee (the "Indenture Trustee") were distributed to holders ("Noteholders") of notes representing undivided fractional interests in Honda Auto Receivables
2002-3 Owner Trust. In accordance with the Agreement, the Servicer's
Certificate, as defined in the Agreement, was furnished to the Indenture Trustee for the benefit of the Noteholders and, as such, was distributed by the
Indenture Trustee to the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 9.01 (C). EXHIBIT 20

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HONDA AUTO RECEIVABLES 2002-3 OWNER TRUST

                                   BY: AMERICAN HONDA FINANCE CORPORATION,
                                       AS SERVICER

                                   By: /s/ John I. Weisickle
                                       -----------------------------------------
                                       John I. Weisickle
Date: December 19, 2005                Vice President, Assistant Secretary

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